                                                Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, John Shannon and Steven M. Pieper, of Xeris Biopharma Holdings, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

1.    The quarterly report on Form 10-Q for the quarter ended September 30, 2026 (Periodic Report) to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.    Information contained in the Periodic Report fairly presents, in all material aspects, the financial condition and results of operations of Xeris Biopharma Holdings, Inc.

Date: November 5, 2026

By:	/s/ John Shannon
John Shannon
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

By:	/s/ Steven M. Pieper
Steven M. Pieper
Chief Financial Officer
(Principal Financial Officer)